Fourth Quarter 2025 Earnings Presentation and Business Update November 20, 2025

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Today’s Discussion 1. Strategic Alternatives Update 2. FY 2025 Results & FY 2026 Outlook 3. Market Perspective & Long-term Focus

4© Atkore Update on Strategic Actions • Divested Northwest Polymers in February 2025 • Exploring potential sale of High-density polyethylene (“HDPE”) business • Identified two other modest non-core assets for potential divestiture in late Q1 or early Q2 2026 Sharpening focus on electrical end markets through divestiture of non-core businesses • Announced plan to cease manufacturing operations at three sites in FY 26 • Initiated headcount reduction at conclusion of FY 25 Reducing costs and increasing efficiency across our portfolio Expanding scope of strategic alternatives review to include potential sale or merger of the whole company Expect Actions to Help Improve and Contribute to Year over Year Positive Growth in Adjusted EBITDA and Margin %’s in FY27 vs. FY26

5© Atkore FY 2025 Results & FY 2026 Outlook

Q4 and FY 2025 Updates & Long-term Trends

Q4 2025	▲ Organic volume was up 1.4%; our plastic pipe, conduit and fittings products experienced double digit volume growth ▲ Results include ~$11M of non-routine inventory adjustments and other expenses ▲ Core markets in the UK were softer than anticipated due to macroeconomic challenges
FY 2025	▲ Organic volume was up 0.7% marking three consecutive years of organic volume growth; both our plastic pipe, conduit and fittings and metal framing, cable management and construction services grew low single digits ▲ Returned ~$144M to shareholders through share repurchases and dividend payments ▲ Refinanced existing asset-based lending agreement and senior secured term loan to provide financial flexibility for future investments
Looking Ahead	▲ Enhance focus on core electrical infrastructure portfolio ▲ Generate operating cash flow greater than 100% of net income to support long-term growth while driving operational excellence through the Atkore Business System
Market Trends	▲ Dodge Construction Network projecting growth in construction spend related to data centers, healthcare, power utilities and educational end markets for FY 2026 ▲ Expect continued demand for renewable energy adoption, grid hardening, digital infrastructure and increasing demand for electricity due to the growth of AI infrastructure and data centers

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7© Atkore Q4 and Full Year 2025 1. See non-GAAP reconciliation in appendix. 788 752 Q4 2024 Q4 2025 -5% 73 -54 Q4 2024 Q4 2025 -174% 140 71 Q4 2024 Q4 2025 -49% 2.43 0.69 Q4 2024 Q4 2025 -72% Net Sales $M Net Income/(Loss) $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 3,202 2,850 FY 2024 FY 2025 -11% 473 -15 FY 2024 FY 2025 -103% 772 386 FY 2024 FY 2025 -50% 14.48 6.05 FY 2024 FY 2025 -58% 2.02 -1.62 Q4 2024 Q4 2025 -180% Diluted EPS/(Loss) Per Share $/share 12.69 -0.45 FY 2024 FY 2025 -104% Q4 2023Q4 2025 FY 2025 Includes impairment impact Includes impairment impact Includes impairment impact Includes impairment impact

8© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. 2. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. Adjusted EBITDA Bridge1Net Sales Bridge $752$11 $54 $3 $10 2024 Volume / Mix Price Divestiture Other2 2025 $788M $82 $2 $85 $1 $13 $11 2024 Volume / Mix Price vs. Cost Divestiture Other2 2025 Non-Routine Inventory & Expenses Adj. EBITDA Excluding Non-Routine Items $140M $71M $22 $382 $9 $17 2024 Volume / Mix Price Divestiture Other2 2025 $3,202M $2,850M $397 $10 $446 $3 $47 $11 2024 Volume / Mix Price vs. Cost Divestiture Other2 2025 Non-Routine Inventory & Expenses Adj. EBITDA Excluding Non-Routine Items $772M $386M Q4 2025 FY 2025

Key Product Area Trends & Review

Atkore

Achieved organic volume growth for three consecutive years; expecting mid-single digit volume growth in FY 2026

Year-over-Year Volume/Mix % Change: FY 2023 vs. FY 2022	FY 2024 vs. FY 2023	FY 2025 vs. FY 2024	FY 2025 Net Sales by Key Product Area[1]	
+ DD%	+ LSD%	+ LSD%	Metal Framing, Cable Management & Construction Services	25%
- MSD%	+ MSD%	+ LSD%	Plastic Pipe, Conduit & Fittings	25%
+ HSD%	+ LSD%	Flat	Metal Electrical Conduit & Fittings	20%
- LSD%	+ MSD%	Flat	Electrical Cable & Flexible Conduit	17%
+ DD%	+ DD%	- MSD%	Mechanical Tube & Other	13%
+ 3.2%	+ 3.5%	+ 0.7%		$2.9B

Expecting + MSD% Volume/Mix % Growth in FY 2026 Compared to FY 2025

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1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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10© Atkore Segment Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. $565 $7 $52 $3 $2 2024 Volume/Mix Price Divestiture Other1 2025 $519M Q4 Net Sales Bridge $4 $2 $7 2024 Volume/Mix Price Other1 2025 $224M $233M Q4 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q4 2025 Q4 2024 Y/Y Change Net Sales $518.9 $564.5 (8.1%) Adjusted EBITDA $65.9 $145.7 (54.7%) Adjusted EBITDA Margin 12.7% 25.8% (1310 bps) ($’s in millions) Q4 2025 Q4 2024 Y/Y Change Net Sales $233.4 $224.5 4.0% Adjusted EBITDA $26.8 $14.9 80.0% Adjusted EBITDA Margin 11.5% 6.6% +490 bps Results include the ~$6M inventory adjustment

Initial FY 2026 Outlook

Initial FY 2026 Outlook underpinned by anticipated mid-single digit percentage volume growth in FY 2026, driven by expected growth across all key product areas

Outlook Summary

Outlook Items for Consolidated Atkore	Q1 2026 Outlook	FY 2026 Outlook	FY 2026 Comments & Perspective
Net Sales	$645M – $655M	$3.0B – $3.1B	• First quarter anticipated to be lowest for Net Sales and Adjusted EBITDA • 2H 2026 Adjusted EBITDA expected to be higher than 1H 2026 • Starting in CY 2026 Atkore does not intend to issue a quarterly outlook but will continue refining its full year outlook on a quarterly basis
Adjusted EBITDA[1]	$55M – $65M	$340M – $360M	
Adjusted Diluted EPS[1]	$0.55 – $0.75	$5.05 – $5.55	
Interest Expense		~$33M – $35M	
Tax Rate		~19% – 23%	
Capital Expenditures		$80M – $100M	

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1. Reconciliations of the forward-looking quarterly and full-year 2026 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

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12© Atkore Cash Flow from Operating Activities $M FY 2025 Cash Flow Bridge $M Strong Financial Profile Supports Future Growth Total Debt & Net Debt to Adjusted EBITDA2 Debt Maturity Profile $M 1.6 0.2 0.3 0.4 0.5 0.7 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 2.5 0.8 0.6 0.7 1.0 2.0 $325 $400 $373 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes $249 $573 $787 $808 $549 $403 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Cash flow from Operating Activities as % of Net Income $403 $20 $107 $100 $44 $16 FY 2024 YE Cash Balance Cash Flow From Operating Activities Divestiture & Asset Sales Capital Expenditures Stock Repurchases Dividend Payment Net Other Uses of Cash / F/X FY 2025 YE Cash Balance $351M $507M 1. For FY 2025 only, cash flow from Operating Activities is expressed as a % of Adjusted Net Income 2. See non-GAAP reconciliation in appendix. 195%1117%86%97%164% 116% Total Debt/Adjusted EBITDA Net Debt/Adjusted EBITDA

13© Atkore Market Perspective & Long-term Focus

Expansive End Market Use Supports Resilience

Atkore

Atkore's broad portfolio complimented by superior service and a national distribution network supports growth across diverse construction end markets; the diversity of end-market use enables resilience in fluctuating market conditions

End Markets by Est. Size[1]	$0B - $50B			$50B – $100B				$100B +		
	Telecom	Municipal Water	Data Center	Warehouse	Office	Healthcare	Power Utilities	Education	Manufacturing	Residential
Est. FY 2026 Growth	↑	↑	↑	↓	↓	↑	↑	↑	↓	↓
High Use Density Products	• HDPE Conduit • Cable Tray	• PVC Water • HDPE Pressure Piping	• Steel Conduit • Metal Framing • Wire Basket & Cable Tray • PVC Conduit • Fiberglass Conduit	• PVC Conduit • Steel Conduit • Armored Cable • Metal Framing • Cable Management	• PVC Conduit • Steel Conduit • Armored Cable • Metal Framing • Cable Management	• Armored Cable • Steel Conduit • Metal Framing	• PVC Conduit • Steel Conduit • Fiberglass Conduit • Metal Framing	• PVC Conduit • Steel Conduit • Armored Cable • Metal Framing • Cable Management	• PVC Conduit • Steel Conduit • Armored Cable • Metal Framing • Cable Management	Multi-Family: • PVC Conduit • Steel Conduit • Armored Cable • Metal Framing • Cable Management Single Family: • PVC Conduit

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1. Put in place construction spending as reported by the U.S. Census Bureau as of July 2025

Source: US Department of Commerce; Dodge Construction Network; Baird and tED Magazine; Company analysis and estimates

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15© Atkore Atkore’s Strategic Focus – Today and Tomorrow Atkore provides comprehensive solutions to deploy, isolate, and protect critical electrical infrastructure for the long-term Drive operational excellence with the Atkore Business System Meet secular demand for expected growth in core electrical end markets Maintain strong financial profile focusing on shareholder returns Prioritize portfolio of domestically manufactured electrical infrastructure products

16© Atkore Appendix Work in process • X

17© Atkore Q4 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) Q4 2025 Q4 2024 Y/Y Change Y/Y % Change Net Sales $752.0 $788.3 ($36.3) (4.6%) Operating Income ($56.8) $102.1 ($158.8) (155.6%) Net (Loss)/Income ($54.4) $73.1 ($127.5) (174.4%) Adjusted EBITDA1 $70.9 $140.2 ($69.2) (49.4%) Adjusted EBITDA Margin2 9.4% 17.8% (840 bps) - Tax Rate 17.3% 20.4% (310 bps) - Net (Loss)/Income per Share (Diluted) ($1.62) $2.02 ($3.64) (180.2%) Adjusted Diluted EPS1 $0.69 $2.43 ($1.74) (71.6%)

18© Atkore FY 2025 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) FY 2025 FY 2024 Y/Y Change Y/Y % Change Net Sales $2,850.4 $3,202.1 ($351.7) (11.0%) Operating Income $23.2 $624.8 ($601.6) (96.3%) Net (Loss)/Income ($15.2) $472.9 ($488.0) (103.2%) Adjusted EBITDA1 $386.4 $771.7 ($385.3) (49.9%) Adjusted EBITDA Margin2 13.6% 24.1% (1050 bps) - Tax Rate 18.4% 19.5% (110 bps) - Net (Loss)/Income per Share (Diluted) ($0.45) $12.69 ($13.14) (103.5%) Adjusted Diluted EPS1 $6.05 $14.48 ($8.43) (58.2%)

19© Atkore Segment Information Three Months Ended September 30, 2025 September 30, 2024 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 518,880 $ 65,947 12.7% $ 564,535 $ 145,662 25.8 % Safety & Infrastructure 233,409 26,817 11.5% 224,507 14,898 6.6 % Eliminations (278) (746) Consolidated operations $ 752,011 $ 788,296

20© Atkore Segment Information Fiscal Year Ended September 30, 2025 September 30, 2024 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 1,998,219 $ 330,512 16.5% $ 2,354,978 $ 728,341 30.9 % Safety & Infrastructure 853,369 109,191 12.8% 849,077 89,982 10.6 % Eliminations (1,210) (2,002) Consolidated operations $ 2,850,378 $ 3,202,053

21© Atkore tkore Adjusted Diluted EPS Reconciliation Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands, except per share data) September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Net income $ (54,420) $ 73,119 $ (15,175) $ 472,872 Stock-based compensation 2,505 6,027 23,561 20,300 Intangible asset amortization 9,952 13,607 41,924 55,511 Loss on sale of business 142 — 6,243 — Tax deductible asset impairments 78,391 — 206,123 — Loss on extinguishment of debt 795 — 795 — Other (a) 361 (1,610) (943) 4,197 Pre-tax adjustments to net income 92,146 18,024 277,703 80,008 Tax effect (23,037) (4,506) (69,426) (20,002) Additional tax expense related to divestiture of a business 393 — 4,389 — Non-deductible goodwill impairment 8,263 — 8,263 — Adjusted net income $ 23,345 $ 86,637 $ 205,754 $ 532,878 Weighted-average diluted common shares outstanding 33,661 35,668 34,035 36,789 Net (loss) income per diluted share $ (1.62) $ 2.02 $ (0.45) $ 12.69 Adjusted net income per diluted share $ 0.69 $ 2.43 $ 6.05 $ 14.48 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

22© Atkore tkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands) September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Net (loss) income $ (54,420) $ 73,119 $ (15,175) $ 472,872 Income tax expense (11,350) 18,759 (3,415) 114,365 Depreciation and amortization 36,929 32,611 124,533 121,018 Interest expense, net 7,926 9,526 33,269 35,584 Stock-based compensation 2,505 6,027 23,561 20,300 Loss on extinguishment of debt 795 — 795 — Loss on sale of a business 142 — 6,243 — Asset Impairment Charges 86,654 — 214,386 — Other (a) 1,734 108 2,197 7,574 Adjusted EBITDA $ 70,915 $ 140,150 $ 386,394 $ 771,713 Other Non-Routine Items Burdened in EBITDA Items related to Advisory & Legal Services 5,442 5,442 Items related to Inventory Adjustments at Phoenix manufacturing site 5,821 5,821 Adjusted EBITDA Excluding Non-Routine Items $ 82,178 $ 397,657 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, losses on assets held for sale, transaction costs, certain legal matters, restructuring charges, and related forward currency derivatives.

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2025	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net (loss) income	$ (15,175)	$ 472,872	$ 689,899	$ 913,434	$ 587,857	$ 152,302
Income tax expense	(3,415)	114,365	160,391	290,186	192,144	49,696
Depreciation and amortization	124,533	121,018	115,524	84,415	78,557	74,470
Interest expense, net	33,269	35,584	35,232	30,676	32,899	40,062
Asset Impairment Charges	214,386	—	—	—	—	3,284
Stock-based compensation	23,561	20,300	21,101	17,245	17,047	13,064
Loss on extinguishment of debt	795	—	—	—	4,202	273
Loss on sale of a business	6,243	—	—	—	—	—
Loss on assets held for sale	257	733	7,477	—	—	—
Transaction costs	291	140	968	3,424	667	196
Other (a)	1,649	6,701	11,535	2,410	(15,826)	(6,712)
Adjusted EBITDA	$ 386,394	$ 771,713	$ 1,042,127	$ 1,341,790	$ 897,547	$ 326,635

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, restructuring charges, and related forward currency derivatives.

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24© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2025 September 30, 2024 September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 Short-term debt and current maturities of long-term debt $ 3,730 $ — $ — $ — $ — $ — Long-term debt 756,802 764,838 762,687 760,537 758,386 803,736 Total debt 760,532 764,838 762,687 760,537 758,386 803,736 Less cash and cash equivalents 506,699 351,385 388,114 388,751 576,289 $ 284,471 Net debt $ 253,833 $ 413,453 $ 374,573 $ 371,786 $ 182,097 $ 519,265 TTM Adjusted EBITDA (a) $ 386,394 $ 771,713 $ 1,042,127 $ 1,341,790 $ 897,547 $ 326,635 Total debt/TTM Adjusted EBITDA 2.0 x 1.0 x 0.7 x 0.6 x 0.8 x 2.5 x Net debt/TTM Adjusted EBITDA 0.7 x 0.5 x 0.4 x 0.3 x 0.2 x 1.6 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on November 17, 2023, November 18, 2022, November 18, 2021, November 19, 2020, November 22, 2019.

25© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures CY Calendar Year DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPD Environmental Product Declaration EPS Earnings Per Share ESG Environmental, Social, and Governance Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description IRA Inflation Reduction Act LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Fiscal Quarter Q2 Second Fiscal Quarter Q3 Third Fiscal Quarter Q4 Fourth Fiscal Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

26© Atkore atkore.com